CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net income	$ 11,592	$ 11,803	$ 5,958
Foreign currency translation adjustments	5,923	1,441	(5,623)
Comprehensive income	17,515	13,244	335
Comprehensive income attributable to non-controlling interests	(41)	57	58
Comprehensive income attributable to Sapiens' shareholders	$ 17,556	$ 13,187	$ 277